As filed with the Securities and Exchange Commission on May 13, 2014

Registration No. 333-193697

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

McGraw-Hill Global Education Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	2731	90-0942340
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2 Penn Plaza

New York, NY 10121

(646) 766-2001

McGraw-Hill Global Education Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	2731	38-3899822
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2 Penn Plaza

New York, NY 10121

(646) 766-2001

GUARANTORS LISTED ON SCHEDULE A HERETO

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

David B. Stafford, Esq.

Senior Vice President and General Counsel

McGraw-Hill Global Education Holdings, LLC

2 Penn Plaza

New York, NY 10121

(646) 766-2626

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Monica K. Thurmond, Esq.

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

(212) 373-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☑	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per share	Proposed maximum aggregate offering price(1)	Amount of registration fee(2)
9.75% First-Priority Senior Secured Notes due 2021	$800,000,000	100%	$800,000,000	$103,040
Guarantees of 9.75% First-Priority Senior Secured Notes due 2021	$800,000,000	N/A(3)	N/A(3)	N/A(3)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) of the Securities Act of 1933.
(2)	The registration fee has been calculated pursuant to Rule 457(n) of the Securities Act of 1933. Previously paid.
(3)	No additional consideration is being received for the guarantees, and, therefore no additional fee is required.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

Name	Jurisdiction of Formation	Primary Standard Industrial Classification Code Number	I.R.S Employer Identification No.
McGraw-Hill Global Education Intermediate Holdings, LLC	Delaware	2731	80-0899362
ALEKS Corporation	Delaware	2731	33-0768469
McGraw-Hill Education Publications Overseas LLC	Delaware	2731	45-4673714
McGraw-Hill Education Ventures LLC	Delaware	2731	N/A
McGraw-Hill Global Education, LLC	Delaware	2731	46-0872435
McGraw-Hill Global Education Mexico Holdings, LLC	Delaware	2731	90-0942413
McGraw-Hill International Enterprises LLC	Delaware	2731	N/A
McGraw-Hill Interamericana, Inc.	New York	2731	13-3546793
ALEKS Holdco, LLC	Delaware	2731	N/A
Tegrity, Inc.	California	2731	77-0399280

The address of each of the additional registrants is c/o McGraw-Hill Global Education Intermediate Holdings, LLC, 2 Penn Plaza, New York, NY 10121.

EXPLANATORY NOTE

This Amendment No. 3 (“Amendment No. 3”) to the Registration Statement on Form S-4 (File No. 333-193697) of McGraw-Hill Global Education Holdings, LLC and McGraw-Hill Global Education Finance, Inc. (the “Registration Statement”) is being filed solely for the purpose of filing certain exhibits as indicated in Part II of this Amendment No. 3. This Amendment No. 3 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20: INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants a Delaware corporation the power to indemnify any director, officer, employee or agent against reasonable expenses (including attorneys’ fees) incurred by him in connection with any proceeding brought by or on behalf of the corporation and against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) incurred by him in connection with any other proceeding, if (a) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and (b) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Except as ordered by a court, however, no indemnification is to be made in connection with any proceeding brought by or in the right of the corporation where the person involved is adjudged to be liable to the corporation.

Section 18 of MHGE Holdings’ limited liability company agreement provides that it shall, to the fullest extent permitted by law, indemnify, hold harmless, protect and defend Holdings and each manager and officer of the Issuer against any losses, claims, damages or liabilities, including legal fees and expenses incurred in investigating or defending against any such losses, claims, damages or liabilities, and any amounts expended in settlement of any claims approved by the Board of Managers to which any manager or officer may become subject: (i) by reason of any act or omission or alleged act or omission (even if negligent) performed or omitted to be performed in connection with the activities of MHGE Holdings; (ii) by reason of the fact that it is or was acting in connection with the activities of MHGE Holdings in any capacity or that it is or was serving at the request of MHGE Holdings as a member, partner, shareholder, director, officer, employee or agent of any person; or (iii) by reason of any other act or omission or alleged act or omission arising out of or in connection with the activities of MHGE Holdings, unless, in each case, such liability results from such manager or officer’s own fraud, gross negligence or willful misconduct.

Article V of MHGE Finance’s limited liability company agreement provides that it shall indemnify to the maximum extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 102 of the DGCL permits the limitation of directors’ personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director except for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) breaches under section 174 of the DGCL, which relate to unlawful payments of dividends or unlawful stock repurchase or redemptions, and (iv) any transaction from which the director derived an improper personal benefit.

Article VII of MHGE Finance’s certificate of incorporation limits the personal liability of its directors to the fullest extent permitted by the DGCL.

The amended and restated certificate of incorporation of ALEKS contains a similar provision.

Section 317 of the California Corporations Code grants a California corporation the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was an officer or director, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. A similar standard is applicable in the case of an action by or in the right of the corporation to procure a judgment in its favor, except that indemnification only extends to expenses actually and reasonably incurred in connection with the defense or settlement of such action, if the person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders. The statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation for a breach of such person’s duty to the corporation and its shareholders and in certain other circumstances involving the settlement or disposal of a pending action without court approval. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

In addition, Section 204(b) of the California Corporations Code allows indemnification of an officer or director in excess of that expressly permitted by Section 317 of the California Corporations Code for breach of duty to the corporation and its shareholders, subject to certain limitations.

Article IV of Tegrity’s amended and restated articles of incorporation eliminates the liability of its directors for monetary damages to the fullest extent permissible under California law. Section 6.1 of Tegrity’s bylaws contains a similar provision.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibits

See the Exhibit Index immediately following the signature pages included in this Registration Statement.

(b)	Financial Statement Schedules

Schedules for the years ended December 31, 2013, 2012 and 2011, are as follows:

Schedule II—Valuation and Qualifying Accounts.

Schedule II - Valuation and Qualifying Accounts

(in thousands)

	Balance at beginning of year	Additions	Deductions	Balance at end of year
Year ended December 31, 2013
Allowance for doubtful accounts	$10,725	$6,362	$(874)	$16,213
Allowance for returns	163,735	388,717	(384,069)	168,383
Inventory	54,958	13,380	(22,790)	45,548
Other	1,051	—	—	784

Year ended December 31, 2012
Allowance for doubtful accounts	$15,812	$5,400	$(10,487)	$10,725
Allowance for returns	177,222	334,470	(347,957)	163,735
Inventory	62,077	15,279	(22,398)	54,958
Other	178	—	—	1,051

Year ended December 31, 2011
Allowance for doubtful accounts	$20,800	$12,778	$(17,766)	$15,812
Allowance for returns	186,321	341,235	(350,334)	177,222
Inventory	62,676	17,969	(18,568)	62,077
Other	1,464	—	—	178

ITEM 22. UNDERTAKINGS.

(a)	The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the ‘‘Calculation of Registration Fee’’ table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

ii.	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

iii.	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

iv.	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL GLOBAL EDUCATION HOLDINGS, LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL GLOBAL EDUCATION FINANCE, INC.

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief
Financial Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President, Chief Executive Officer and Director (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Director (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL GLOBAL EDUCATION INTERMEDIATE HOLDINGS, LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

Signature	Title

* Laurence Berg	Director, Georgia Holdings, Inc.

* Lloyd G. Waterhouse	Director, Georgia Holdings, Inc.

* Antoine Munfakh	Director, Georgia Holdings, Inc.

* Ronald Schlosser	Director, Georgia Holdings, Inc.

* Evan Bayh	Director, Georgia Holdings, Inc.

* Mark Wolsey-Paige	Director, Georgia Holdings, Inc.

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

ALEKS CORPORATION

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief
Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on the this 13th day of May, 2014.

Signature	Title

* R.G. Wilmot Lampros	President and Treasurer (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Director (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

* Brian Kibby	Director

*By	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL EDUCATION PUBLICATIONS OVERSEAS LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL EDUCATION VENTURES LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL GLOBAL EDUCATION, LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL GLOBAL EDUCATION MEXICO HOLDINGS, LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President, Chief Executive Officer and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL INTERNATIONAL ENTERPRISES LLC

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Manager (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Manager (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

MCGRAW-HILL INTERAMERICANA, INC.

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Director (Principal Executive Officer)

* Patrick Milano	Vice President and Director (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

ALEKS HOLDCO, LLC

By: MCGRAW-HILL GLOBAL EDUCATION HOLDINGS, LLC, its sole member

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief Financial
Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature		Title
*		President and Chief Executive Officer of the Sole Member (Principal Executive Officer)
David Levin

* Patrick Milano		Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Assistant Secretary of the Sole Member (Principal Financial Officer)

* Thomas Kilkenny		Senior Vice President and Controller of the Sole Member (Principal Accounting Officer)

MCGRAW-HILL GLOBAL EDUCATION HOLDINGS, LLC		Sole Member

By:	* Patrick Milano

Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Assistant Secretary

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on May 13, 2014.

TEGRITY, INC.

By:	/s/ Patrick Milano
	Name:	Patrick Milano
	Title:	Executive Vice President, Chief
Financial Officer, Chief Administrative Officer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities and on this 13th day of May, 2014.

Signature	Title

* David Levin	President and Director (Principal Executive Officer)

* Patrick Milano	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Assistant Secretary and Director (Principal Financial Officer)

* Thomas Kilkenny	Senior Vice President and Controller (Principal Accounting Officer)

*By:	/s/ David Stafford
David Stafford
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of November 26, 2012, by and among The McGraw-Hill Companies, Inc., McGraw-Hill Education LLC, the other sellers named therein and MHE Acquisition, LLC

2.2*	Amendment to Purchase and Sale Agreement, dated as of March 4, 2013, by and among The McGraw-Hill Companies, Inc., McGraw-Hill Education LLC, the other sellers named therein and MHE Acquisition, LLC

3.1*	Certificate of Formation, as amended, of McGraw-Hill Global Education Holdings, LLC

3.2*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill Global Education Holdings, LLC

3.3*	Certificate of Incorporation of McGraw-Hill Global Education Finance, Inc.

3.4*	By-laws of McGraw-Hill Global Education Finance, Inc.

3.5*	Certificate of Formation, as amended, of McGraw-Hill Global Education Intermediate Holdings, LLC

3.6*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill Global Education Intermediate Holdings, LLC

3.7*	Amended and Restated Certificate of Incorporation of ALEKS Corporation

3.8*	Amended and Restated By-laws of ALEKS Corporation

3.9*	Certificate of Formation of McGraw-Hill Education Publications Overseas LLC

3.10*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill Education Publications Overseas LLC

3.11*	Certificate of Formation of McGraw-Hill Education Ventures LLC

3.12*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill Education Ventures LLC

3.13*	Certificate of Formation, as amended, of McGraw-Hill Global Education, LLC

3.14*	Second Amended and Restated Limited Liability Company Agreement of McGraw-Hill Global Education, LLC

3.15*	Certificate of Formation, as amended, of McGraw-Hill Global Education Mexico Holdings, LLC

3.16*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill Global Education Mexico Holdings, LLC

3.17*	Certificate of Formation of McGraw-Hill International Enterprises LLC

3.18*	Amended and Restated Limited Liability Company Agreement of McGraw-Hill International Enterprises LLC

3.19*	Certificate of Incorporation, as amended, of McGraw-Hill Interamericana, Inc.

3.20*	By-laws of McGraw-Hill Interamericana, Inc.

3.21*	Certificate of Formation, as amended, of ALEKS Holdco, LLC

3.22*	Amended and Restated Limited Liability Company Agreement of ALEKS Holdco, LLC

3.23*	Amended and Restated Articles of Incorporation of Tegrity, Inc.

3.24*	By-laws of Tegrity, Inc.

4.1*	Indenture, dated as of March 22, 2013, by and among McGraw-Hill Global Education Holdings, LLC, McGraw-Hill Global Education Finance, Inc., McGraw-Hill Global Education Intermediate Holdings, LLC, MHE US Holdings, LLC, the Subsidiary Guarantors party thereto from time to time and Wilmington Trust, National Association.

4.2*	Registration Rights Agreement, dated as of March 22, 2013, by and among McGraw-Hill Global Education Holdings, LLC, McGraw-Hill Global Education Finance, Inc., McGraw-Hill Global Education Intermediate Holdings, LLC, MHE US Holdings, LLC, the Guarantors party thereto, Credit Suisse Securities (USA) LLC, BMO Capital Markets Corp., Jefferies LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., and UBS Securities LLC.

5.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the exchange notes and guarantees.

5.2*	Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain tax matters.

10.1*	First Lien Credit Agreement, dated as of March 22, 2013, among McGraw-Hill Global Education Intermediate Holdings, LLC, as holdings, McGraw-Hill Global Education Holdings, LLC, as borrower, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent and the other parties thereto.

10.2*	Collateral Agreement (First Lien), dated as of March 22, 2013, among McGraw-Hill Global Education Intermediate Holdings, LLC, as holdings, McGraw-Hill Global Education Holdings, LLC, as borrower, each subsidiary loan party party thereto and Credit Suisse AG, Cayman Islands Branch, as collateral agent.

10.3*	Guarantee Agreement (First Lien), dated as of March 22, 2013, among McGraw-Hill Global Education Intermediate Holdings, LLC, as holdings, the subsidiaries of McGraw-Hill Global Education Holdings, LLC named therein and Credit Suisse AG, Cayman Islands Branch, as collateral agent.

10.4*	Transaction Fee Agreement, dated as of March 22, 2013, among McGraw-Hill Global Education Holdings, LLC and Apollo Securities, LLC.

10.5*	Management Fee Agreement, dated as of March 22, 2013, among McGraw-Hill Global Education Holdings, LLC and Apollo Management VII, L.P.

10.6*	Employment Agreement, dated June 6, 2012, between McGraw-Hill Global Education, Inc. and Lloyd G. Waterhouse.

10.7*	First Amendment to Employment Agreement, dated May 15, 2013, between McGraw-Hill Global Education Holdings, LLC and Lloyd G. Waterhouse.

10.8*	Second Amendment to Employment Agreement, dated December 5, 2013, between McGraw-Hill Global Education Holdings, LLC and Lloyd G. Waterhouse.

10.9*	Offer Letter, dated June 18, 2012, between McGraw-Hill Education and Thomas Kilkenny.

10.10*	Employment Agreement, dated May 31, 2013, between McGraw-Hill Education Holdings, LLC and Ronald Schlosser.

10.11*	Retention Agreement, dated August 1, 2012, between McGraw-Hill Education, Inc. and Patrick Milano.

10.12*	Retention Agreement, dated August 1, 2012, between McGraw-Hill Education, Inc. and David Stafford.

10.13*	Form of 2012 Cash-Based Performance Award under the 2002 Stock Incentive Plan.

10.14*	Form of Amendment to 2012 Cash-Based Performance Award.

10.15*	Georgia Holdings, Inc. Management Equity Plan.

10.16*	Form of Nonqualified Stock Option Grant Certificate under the Georgia Holdings, Inc. Management Equity Plan for Tier I Management.

10.17*	Form of Nonqualified Stock Option Grant Certificate under the Georgia Holdings, Inc. Management Equity Plan for Tier II Management.

10.18*	Nonqualified Stock Option Grant Certificate, dated May 15, 2013, between Georgia Holdings, Inc. and Lloyd G. Waterhouse.

10.19*	Amendment, dated December 5, 2013, to the Nonqualified Stock Option Grant Certificate, dated May 15, 2013, between Georgia Holdings, Inc. and Lloyd G. Waterhouse.

10.20*	Nonqualified Stock Option Grant Certificate, dated May 31, 2013, between Georgia Holdings, Inc. and Ronald Schlosser.

10.21*	Nonqualified Stock Option Grant Certificate, dated June 28, 2013, between Georgia Holdings, Inc. and Mark Wolsey-Paige.

10.22*	McGraw-Hill Education Annual Incentive Plan.

10.23*	McGraw-Hill Education Annual Incentive Plan—2013 Plan Year Addendum.

10.24*	First Amendment to Georgia Holdings, Inc. Management Equity Plan, effective as of February 4, 2014.

10.25*	Georgia Holdings, Inc. Executive Severance Plan.

10.26*	Incremental Assumption Agreement and Amendment No. 1, dated as of March 24, 2014, among McGraw-Hill Global Education Intermediate Holdings, LLC, as holdings, McGraw-Hill Global Education Holdings, LLC, as borrower, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent and the other parties thereto.

10.27*	Services Agreement, dated as of March 22, 2013, by and among MHE Acquisition, LLC, MHE US Holdings, LLC, McGraw-Hill School Education Holdings, LLC and McGraw-Hill Global Education Holdings, LLC.

10.28*	Employment Agreement, dated December 14, 2013, between McGraw-Hill Education Holdings, LLC and David Levin, as amended by the Amendment, dated March 31, 2014, between McGraw-Hill Education Holdings, LLC and David Levin.

10.29†	Stockholder’s Agreement, dated as of March 22, 2013, among Georgia Holdings, Inc., AP Georgia Holdings, LP, Apollo Overseas Co-Investors (MHE), LP and certain other Stockholders of Georgia Holdings, Inc.

12.1*	Statement regarding Computation of Ratios.

21.1*	List of Subsidiaries of McGraw-Hill Global Education Intermediate Holdings, LLC.

23.1*	Consent of Ernst & Young LLP.

23.2*	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).

23.4*	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.2 to this Registration Statement).

24.1*	Powers of Attorney for officers, directors and managers other than David Levin (included on signature pages of this Part II).

24.2*	Power of Attorney for David Levin, dated April 18, 2014.

24.3*	Power of Attorney for David Levin, dated May 6, 2014.

25.1*	Statement of Eligibility on Form T-1 of Wilmington Trust, National Association.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

99.3*	Form of Letter to Clients.

99.4*	Form of Letter to Registered Holders.

*	Previously filed
†	Filed herewith.